SunAmerica

                               [GRAPHIC OMITTED]

                            THE RETIREMENT SPECIALIST

                           Senior Floating Rate Fund


                                       PROSPECTUS 2003


                                                               ---
                                                               AIG  SunAmerica
                                                               ---  Mutual Funds

The SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), a closed-end investment company, seeks to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without an initial sales charge. Class B and Class C shares are subject to an Early Withdrawal Charge. AIG SunAmerica Asset Management Corp. ("SAAMCo") is the Fund's investment adviser. SAAMCo has engaged Stanfield Capital Partners LLC ("Stanfield") as subadviser to manage the investment of the Fund's assets.

In order to provide liquidity to shareholders, the Fund will make monthly Repurchase Offers at net asset value for a percentage of its outstanding shares, which we generally expect will be 10%. See "Repurchase Offers" on page 17.

SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT. THE FUND MAY INVEST ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN SECURITIES THAT ARE RATED BELOW INVESTMENT GRADE BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, OR IN COMPARABLE UNRATED SECURITIES. SEE "RISK FACTORS" ON PAGE 13. THE FUND MAY BORROW, PRIMARILY IN CONNECTION WITH THE FUND'S MONTHLY REPURCHASE OFFERS FOR ITS SHARES. SEE "REPURCHASE OFFERS" ON PAGE 17, AND "BORROWING BY THE FUND" ON PAGE 16.


NO MARKET PRESENTLY EXISTS FOR THE FUND'S SHARES AND WE DO NOT CURRENTLY ANTICIPATE THAT A SECONDARY MARKET WILL DEVELOP FOR THE FUND'S SHARES. FUND SHARES MAY NOT BE READILY MARKETABLE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


This Prospectus sets forth important information about the Fund that you should know before investing; you should read and retain it for future reference. The Fund has filed a Statement of Additional Information dated April 29, 2003 with the Securities and Exchange Commission (the "Commission"), which is incorporated by reference herein. The Table of Contents of the Statement of Additional Information appears at the end of this Prospectus. The Statement of Additional Information is available without charge from the Fund or its distributor, AIG SunAmerica Capital Services, Inc. ("SACS"), at Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311. The Statement of Additional Information and other information about the Fund also are available on the Commission's website (http://www.sec.gov).


The Repurchase Request Date will be the last business day of each month. The Repurchase Price will be the Fund's net asset value as determined after the close of business on the Pricing Date, which, under normal circumstances, we expect will be the Repurchase Request Date. The Fund generally will pay repurchase proceeds on the next business day following the Pricing Date, and, in any event, within five business days (or seven calendar days, whichever is shorter) of the Pricing Date.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED APRIL 29, 2003

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                                TABLE OF CONTENTS
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Fund Expenses .............................................................    3
Summary ...................................................................    5
Financial Highlights ......................................................    7
The Fund ..................................................................    9
Investment Objective ......................................................    9
Use of Proceeds ...........................................................    9
Investment Policies .......................................................    9
Investments ...............................................................   10
Risk Factors ..............................................................   13
Repurchase Offers .........................................................   17
Management of the Fund ....................................................   20
Valuing Fund Shares .......................................................   21
Performance Information ...................................................   22
Multiple Pricing System ...................................................   23
How to Buy Fund Shares ....................................................   24
Shareholder Services ......................................................   30
Distributions .............................................................   31
Taxes .....................................................................   31
Description of Shares .....................................................   32
The Merger ................................................................   34
Reports to Shareholders ...................................................   34
Statement of Additional Information Table of Contents .....................   35

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                                  FUND EXPENSES
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      The following table and Example are intended to help you understand the direct and indirect expenses applicable to each class of shares of the Fund. This information is based on fees and expenses for the fiscal year ended December 31, 2002, before expense waivers and reimbursements that are currently in effect.


SHAREHOLDER TRANSACTION EXPENSES                         CLASS B                         CLASS C         CLASS D
--------------------------------                         -------                         -------         -------
Sales Charge Imposed on Purchases of Shares
   (as a percentage of offering price) ................   None                            None            None
Sales Charge Imposed on Dividend Reinvestment .........   None                            None            None
Early Withdrawal Charges
   (as a percentage of original purchase price or
   repurchase, whichever is lower) ....................   3% first year
                                                          2.5% second year
                                                          2% third year
                                                          1% fourth year           1% first year
                                                          0% after fourth year     0% after first year    None
Exchange fee ..........................................   None                     None                   None

ANNUAL FUND OPERATING EXPENSES

(as a percentage of average net assets attributable to common shares)(1)


                                                  CLASS B     CLASS C    CLASS D
                                                  -------     -------    -------
Management Fee (2)                                 0.85%       0.85%      0.85%
Interest Payments on Borrowed Funds                0.00%       0.00%      0.00%
Service Fee                                        0.25%       0.25%      0.00%
Distribution Fee                                   0.50%       0.50%      0.00%
Administration Fee(2)                              0.40%       0.40%      0.40%
Other Expenses                                     0.51%       0.48%      0.52%
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Total Fund Operating Expenses(3)                   2.51%       2.48%      1.77%
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(1)   See "Management of the Fund" for additional information.
(2) The management fee and administration fee are based on a percentage of the Fund's average daily net assets (net assets are total gross assets minus all liabilities except debt).
(3) The Fund's investment adviser and distributor have agreed to voluntarily waive or reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.45%, 1.50% and 1.25% for Class B shares, Class C shares and Class D shares, respectively. The expense waiver and fee reimbursement will continue indefinitely, but may be terminated at any time.

      The Fund also has Class A Shares, which are available only through a conversion of Class B shares and not offered to the public. Class B Shares automatically convert into Class A Shares eight years after purchase. Class C Shares do not have a conversion feature (except that Class C Shares purchased before August 18, 1999 automatically convert into Class A Shares ten years after purchase). See "Multiple Pricing System--Conversion Feature." Class A Shares are not subject to any shareholder transaction expenses on conversion. The estimated annual Fund operating expenses of Class A Shares are: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.25%, and other expenses of 0.51%, with total annual expenses of 2.01%. SAAMCo and SACS have agreed to voluntarily waive or reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.45% of average daily net assets minus monies borrowed.

      Service and distribution fees include an asset-based sales charge; as a result, long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). See "How to Buy Fund Shares."

EXAMPLE
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      An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return.


                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                 ------       -------      -------      --------
Class B Shares ..............      $55          $98         $134          $272
Class C Shares ..............      $35          $77         $132          $282
Class D Shares ..............      $18          $56         $ 96          $208


      Federal regulations require the Example to assume a 5% annual return, but actual return will vary. The Example assumes reinvestment of all dividends and distributions at net asset value and repurchase at the end of each period.


      The Example should not be considered a representation of future expenses. Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater (in the event the expense limitations are removed) or less than the amounts shown in the Example. Moreover, while the Example assumes a 5% annual return, performance will vary and may result in a return greater or less than 5%.

* The Fund's adviser and distributor are voluntarily waiving fees and/or reimbursing expenses for these classes. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated any time. The following are your costs after these fee waivers and/or expenses reimbursements:

                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                 ------       -------      -------      --------
Class B Shares ...............     $45          $66          $79          $174
Class C Shares ...............     $25          $47          $82          $179
Class D Shares ...............     $13          $40          $69          $151

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                                     SUMMARY
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INVESTMENT OBJECTIVE

      The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other senior secured floating rate debt obligations ("Loans"). See "Investment Objective" on page 9.

THE LOANS

      The Loans are generally direct debt obligations undertaken by U.S. corporations in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate ("LIBOR") for 90-day dollar deposits. The Loans are secured and generally hold the most senior position in the borrower's capitalization structure. In selecting Loans, the Fund will employ credit standards that Stanfield, the Fund's subadviser, has established.

      Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowing for investment purposes in Loans. The Fund may hold up to 20% of its assets in cash, investment grade short-term debt and medium term obligations, and unsecured senior floating rate loans. There is no assurance that the Fund's objective will be achieved. See "Investment Policies" on page 9.

REPURCHASE OFFERS

      The Fund is a closed-end investment company and, as such, does not redeem its shares. We do not anticipate that a secondary market for Fund shares will develop. In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will conduct monthly offers to repurchase at net asset value a percentage of its outstanding shares, which we generally expect will be 10%. If a Repurchase Offer is oversubscribed, the Fund will repurchase shares pro rata, and may repurchase up to an additional 2% of outstanding shares during any three-month period. Repurchases will be subject to any applicable Early Withdrawal Charge.

      The Repurchase Request Date will be the last business day of each month. The Repurchase Price will be the Fund's net asset value as determined after the close of business on the Pricing Date, which, under normal circumstances, we expect will be the Repurchase Request Date. The Fund expects to distribute payment on the next business day; in any event, the Fund will pay repurchase proceeds no later than five business days (or seven calendar days, whichever period is shorter) after the Pricing Date (the "Repurchase Payment Deadline"). Shareholders will be sent notification of each upcoming Repurchase Offer 7 to 14 days before the next Repurchase Request Date. See "Repurchase Offers" on page 17.

INVESTMENT MANAGEMENT

      SAAMCo is the Fund's investment adviser. Stanfield, as subadviser to the Fund, is responsible for managing the investment and reinvestment of the Fund's assets. See "Management of the Fund" on page 20.

      Stanfield, a New York limited liability company, is an independent, management controlled company dedicated to credit-based investment strategies. Stanfield was formed in February 1998 by a team of investment professionals with strong high yield bank loan and high yield bond management capability. The investment professionals of Stanfield have managed assets aggregating more than $10 billion. As of March 31, 2003, Stanfield's total assets under management were approximately $8 billion.

RISK FACTORS

      The Fund's net asset value is expected to be relatively stable during normal market conditions because the Fund's assets will consist primarily of floating rate Loans and short-term instruments. Nevertheless, there are circumstances that could cause a decline in the Fund's net asset value. The Fund is not a money market fund and its net asset value will fluctuate.

      Investments in Loans involve certain risks, including, among others, risks of nonpayment of principal and interest; collateral impairment; nondiversification and borrower industry concentration; and lack of full liquidity, which may impair the Fund's ability to obtain full value for Loans sold. In addition, your ability to liquidate your investment will be subject to the limits on monthly Repurchase Offers. See "Risk Factors" on page 13.

      The Fund may invest all or substantially all of its assets in Loans or other securities that are rated below investment grade, or in comparable unrated securities. Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Loans in which the Fund may invest.

It is expected that the Fund's Loans will consist primarily of such Loans. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of these Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Loans may be less liquid than other Loans.

DISTRIBUTIONS


      The Fund will declare distributions daily and pay distributions monthly. Substantially all of the Fund's investment income, less Fund expenses, will be declared daily as a distribution to shareholders of record at the time of the declaration. Capital gain distributions, if any, are paid at least annually.


HOW TO BUY FUND SHARES

      Shares are offered continuously for sale through securities dealers and banks that have executed an agreement (a "Selling Agreement") with SACS (the "Distributor"), the distributor of the Fund's shares. Certain states require that purchases of shares of the Fund be made only through a broker-dealer registered in the state.


      An initial investment in the Fund must be at least $5,000, and additional investments must be at least $500. There is a $100 minimum initial and $50 additional investment requirement for purchases in connection with tax-sheltered retirement accounts. The Fund reserves the right to waive any minimum investment requirements and to refuse any order for the purchase of shares. See "How to Buy Fund Shares" on page 24.


CLASSES OF SHARES

      The Fund offers three classes of shares ("Class B" shares, "Class C" shares and "Class D" shares). Class B and Class C shares are offered to the general public, with each class having a different sales charge structure (the "Multiple Pricing System"). Class B and Class C each has distinct advantages and disadvantages for different investors, and you should choose the class that best suits your circumstances and objectives. See "Multiple Pricing System." Class D shares are offered for sale at net asset value without a front-end sales charge and no Early Withdrawal Charge. Class D shares are available only to investors participating in a fee-based investment advisory program (such as a "wrap" program) or agency commission program or to investors who received Class D shares of the Fund in connection with the reorganization of the CypressTree Senior Floating Rate Fund, Inc. ("CypressTree Investors").


      CLASS B SHARES. Class B shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 3% during the first year after purchase, and declining to 2.5% after the first year, 2.0% after the second year, 1.0% after the third year, and 0% after the fourth year. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the repurchase price of the shares repurchased. Class B shares are also subject to a service fee of up to 0.25% annually, and a distribution fee of up to 0.50% of their respective average annual net assets.

      CLASS C SHARES. Class C shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 1% during the first year after purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the repurchase price of shares repurchased. Class C shares are subject to a service fee of up to 0.25% annually, and a distribution fee of up to 0.50% of their respective average annual net assets.


      For a discussion of factors to consider in selecting the most beneficial class of shares for a particular investor, see "Multiple Pricing System-- Factors for Consideration."

      CLASS D SHARES. Class D shares are offered for sale at net asset value without a front-end sales charge and no Early Withdrawal Charge. Class D shares are available only to investors participating in a fee-based investment advisory program (such as a "wrap" program) or agency commission program or to CypressTree Investors.


      AUTOMATIC CONVERSION. The Fund also has Class A shares, which are available only through a conversion of Class B and not offered to the public. Class B shares will automatically convert to Class A Shares of the Fund approximately eight years after purchase. Class C shares do not have a conversion feature (except that Class C shares purchased before August 18, 1999 will automatically convert to Class A shares of the Fund ten years after purchase). Class A shares are subject to a service fee of 0.25% of average annual net assets. See "Multiple Pricing System--Conversion Feature."


      This Summary is not complete and is qualified in its entirety by reference to the more detailed information included elsewhere in the Fund's Prospectus and in the Fund's Statement of Additional Information. You should read this Summary in conjunction with the more detailed information included elsewhere.

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                              FINANCIAL HIGHLIGHTS
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This table summarizes the Fund's financial history. The information, except for the fiscal periods prior to December 31, 2001, has been audited by
PricewaterhouseCoopers LLP, the Fund's independent accountants. The audit report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information ("SAI") and Annual Report, which are available upon request. For fiscal periods prior to December 31, 2001, Deloitte & Touche LLP served as the independent accountants.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                                                    PERIOD FROM
                                                                YEAR          YEAR          YEAR          YEAR        8/31/98*
                                                                ENDED         ENDED         ENDED         ENDED       THROUGH
                                                              12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
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NET ASSET VALUE, BEGINNING OF PERIOD@                         $   9.03      $   9.64      $   9.98      $   9.98      $  10.00
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INVESTMENT OPERATIONS:
   Net investment income (loss)@                                  0.40          0.58          0.75          0.69          0.20
   Net realized and unrealized gain/(loss) on investments@       (0.26)        (0.60)        (0.33)         0.00         (0.02)
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     Total from investment operations                             0.14         (0.02)         0.42          0.69          0.18
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DISTRIBUTIONS
   Dividends from net investment income@                         (0.39)        (0.59)        (0.76)        (0.69)        (0.20)
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NET ASSET VALUE, END OF PERIOD@                               $   8.78      $   9.03      $   9.64      $   9.98      $   9.98
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TOTAL RETURN                                                      1.54%        (0.41)%        4.61%         7.13%         1.89%+
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RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's)                          $ 31,906      $ 42,335      $ 50,966      $ 37,439      $  4,826
   Ratio of net expenses to average net assets                    1.45%         1.45%         1.42%         0.70%
   0.00%#
   Ratio of net investment income to average net assets           4.42%         6.23%         7.85%         6.87%         6.11%#
   Portfolio turnover rate                                         112%           69%           41%           30%           18%+
   Expense ratio before waiver of fees and
     reimbursement of expenses by adviser                         2.51%         2.47%         2.31%         2.29%         4.02%#
   Net investment income ratio before waiver of fees
     and reimbursement of expenses by adviser                     3.36%         5.21%         6.96%         5.28%         2.09%#

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*     Commencement of Operations
+     Not annualized
#     Annualized
@     For a share outstanding throughout the period

                                                                    CLASS C                                          CLASS D
                                       -----------------------------------------------------------------    -----------------------
                                                                                             PERIOD FROM                PERIOD FROM
                                          YEAR         YEAR          YEAR          YEAR        8/31/98*      YEAR        5/02/01*
                                          ENDED        ENDED         ENDED         ENDED       THROUGH       ENDED       THROUGH
                                        12/31/02     12/31/01      12/31/00      12/31/99      12/31/98     12/31/02     12/31/01
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NET ASSET VALUE,
   BEGINNING OF PERIOD@                $    9.03    $    9.64     $    9.98     $    9.98     $   10.00     $    9.03    $   9.46
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INVESTMENT OPERATIONS:
   Net investment income (loss)@            0.40         0.57          0.76          0.69          0.20          0.43        0.35
   Net realized and unrealized
     gain/(loss) on investments@           (0.27)       (0.60)        (0.33)           --         (0.02)        (0.27)      (0.42)
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     Total from investment
       operations                           0.13        (0.03)         0.43          0.69          0.18          0.16       (0.07)
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DISTRIBUTIONS
   Dividends from net investment
     income@                               (0.38)       (0.58)        (0.77)        (0.69)        (0.20)        (0.41)      (0.36)
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NET ASSET VALUE,
   END OF PERIOD@                      $    8.78    $    9.03     $    9.64     $    9.98     $    9.98     $    8.78    $   9.03
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TOTAL RETURN                                1.47%       (0.45)%        4.60%         7.12%         1.89%+        1.72%      (0.79)%+
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RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's)   $  86,101    $ 140,664     $ 227,662     $ 173,322     $  14,259     $  15,037    $ 26,372
   Ratio of net expenses to
     average net assets                     1.50%        1.50%         1.43%         0.79%         0.00%#        1.25%       1.25%#
   Ratio of net investment income
     to average net assets                  4.33%        6.28%         7.85%         6.82%         6.11%#        4.58%       5.66%#
   Portfolio turnover rate                   112%          69%           41%           30%           18%+         112%         69%+
   Expense ratio before waiver
     of fees and reimbursement
     of expenses by adviser                 2.48%        2.52%         2.32%         2.25%         4.01%#        1.77%       2.27%#
   Net investment income ratio
     before waiver of fees and
     reimbursement of expenses
     by adviser                             3.36%        5.26%         6.96%         5.36%         2.10%#        4.06%       4.64%#

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*     Commencement of Operations
+     Not annualized
#     Annualized
@     For a share outstanding throughout the period

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                                    THE FUND
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      The Fund is a closed-end, non-diversified management investment company that continuously offers its shares to the public. The Fund's principal office is located at Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311-4992. This prospectus will sometimes refer to the Fund as "we".


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                              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations ("Loans"). There is no assurance that the Fund's objective will be achieved.


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                                 USE OF PROCEEDS
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      The Fund will invest net proceeds of this offering in accordance with the Fund's investment objective and policies. The precise time frame for these investments will depend on the availability of loans and other relevant conditions. Pending such investment, the Fund will invest net proceeds of this offering in investment grade short-term or medium-term debt obligations.


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                               INVESTMENT POLICIES
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      Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowing for investment purposes in Loans (i.e., senior secured floating rate loans and other institutionally traded secured floating rate debt obligations). The Fund may invest up to 20% of the Fund's assets in cash, in investment grade short-term and medium-term debt obligations, or in senior unsecured floating rate loans ("Unsecured Loans").

      Loans consist generally of direct obligations of companies (collectively, "Borrowers"), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower's business, internally or externally, or to finance a capital restructuring. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

      In selecting Loans, the Fund will employ credit standards established by Stanfield. The Fund will purchase Loans only if, in the judgment of Stanfield, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as described below). The Fund will acquire Loans that are, in the judgment of Stanfield, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower's capitalization structure. A Borrower must also meet other criteria established by Stanfield and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

      The Fund's primary consideration in selecting Loans for investment by the Fund is the Borrower's creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, Stanfield will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower's industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. Stanfield will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. Stanfield will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund's investment criteria at acceptable prices.

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                                   INVESTMENTS
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LOANS

   CHARACTERISTICS OF LOANS

      Each Loan will be secured by collateral that Stanfield believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan. The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

      The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average credit exposure is expected to be two to three years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower's financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund's performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund's yield.


      The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the LIBOR for 90-day dollar deposits, the Certificate of Deposit ("CD") Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.


      The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

      The yield on a Loan primarily will depend on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.

   AGENTS AND INTERMEDIATE PARTICIPANTS

      Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the "Loan Agreement"). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

      In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

      If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent's appointment may be terminated, and a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

      The Fund's investment in a Loan may take the form of a "Participation." Lenders may sell Loans to third parties called "Participants." Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as "Intermediate Participants."

      In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

      Stanfield also analyzes and evaluates the financial condition of the Agent and, if applicable, the Intermediate Participant. The Fund will invest in a Loan only if the outstanding debt obligations of the Agent and Intermediate
Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"); or (b) rated A-3 or better by S&P or P-3 or better by Moody's; or (c) determined by Stanfield to be of comparable quality).

      Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, Stanfield will consider making investments in these Loans, consistent with the Fund's investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.

   DISCOUNT LOANS

      The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans ("Discount Loans"). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when Stanfield believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower's creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan's face value or the Borrower is not wholly successful in resolving its credit problems.

   OTHER INFORMATION ABOUT LOANS

      A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

      The Fund may have certain obligations in connection with a Loan, such as, under a revolving credit facility that is not fully drawn down to loan additional funds under the terms of the credit facility. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund's assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its Custodian of liquid, high-grade debt obligations with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

      The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

      From time to time Stanfield or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

UNSECURED LOANS AND SHORT-TERM AND MEDIUM-TERM OBLIGATIONS

      The Fund may hold up to 20% of its assets in cash or invested in short-term or medium-term debt obligations or in Unsecured Loans. The Fund will invest only in Unsecured Loans that Stanfield determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an Unsecured Loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that Stanfield believes exceed the amount of the Unsecured Loan at the time of purchase.

      The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior Unsecured Loans with a remaining maturity of one year or less, certificates of deposit, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than Unsecured Loans, will be investment grade (i.e., rated Baa, P-3 or better by Moody's or BBB, A-3 or better by S&P or, if unrated, determined by Stanfield to be of comparable quality). For a definition of the ratings assigned to instruments, see Appendix A to the Statement of Additional Information. Pending investment of the proceeds of Fund sales, or when Stanfield believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund's assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.

FOREIGN INVESTMENTS

      The Fund also may acquire U.S. dollar denominated Loans made to non-U.S. Borrowers (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A3 or better by Moody's and A- or better by S&P or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by Stanfield for U.S. Borrowers, and no more than 25% of the Fund's net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S. Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in Unsecured Loans of non-U.S. Borrowers.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, Stanfield must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

OTHER INVESTMENTS

      The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund's purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower's debt restructuring or reorganization, or if the acquisition, in the judgment of Stanfield may enhance the value of a Loan or otherwise would be consistent with the Fund's investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

      The Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the Statement of Additional Information. Among these fundamental restrictions, the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). There is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. There is no limitation with respect to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the Fund's Statement of Additional Information, the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Fund's Board of Directors without obtaining the approval of the Fund's shareholders. Notwithstanding the Fund's investment policies and restrictions, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund, which could allow creation of a "master/feeder" structure.

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                                  RISK FACTORS
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      Because the Fund's assets will include primarily floating rate loans and other short-term instruments, Stanfield expects that the Fund's net asset value will be relatively stable during normal market conditions. It is also likely that the value of the portfolio will fluctuate less with changes in interest rates than a portfolio that includes fixed-rate debt.

      There are, of course, a number of factors that could cause a decline in the Fund's net asset value, including loan default, changes in creditworthiness, or a sudden and dramatic increase in interest rates. At the same time, a sudden and extreme decline in interest rates could result in an increase in the Fund's net asset value.

      The Fund is not a money market fund and its net asset value will fluctuate.

CREDIT RISK

      Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowing for investment purposes in Loans. One of the most significant risks to investing in Loans is credit risk, the risk that the Borrower will not pay interest or repay principal in a timely manner. The Fund's receipt of principal and interest also depends on the credit worthiness of Agents and Intermediate Participants. If payments are late or do not occur at all, the dividends paid to investors and the net asset value of the Fund may fall.

      Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings may involve more credit risks than other Loans in which the Fund invests, including the possibility of default on the Loan or bankruptcy of the Borrower. This type of Loan may be more volatile and less liquid than other Loans. We expect the Fund's Loans will be primarily this type of Loan.

      The Fund will generally invest in Loans that are most senior in a Borrower's capitalization structure. These Loans require repayment ahead of other obligations if credit restructuring occurs. Still, many of these Borrowers may also have non-investment grade subordinated debt that they may find difficult to repay if economic conditions deteriorate. If this occurs, the Borrower may be perceived as less creditworthy, may have difficulties obtaining financing to cover short-term cash flow needs, and may even be forced into bankruptcy or other forms of credit restructuring.

      "Bridge" loans provide Borrowers with temporary financing until other assets are sold, or longer term financing is arranged. The Fund may invest directly in these types of Loans, or may invest in Loans of Borrowers that have obtained bridge loans from other parties. Bridge loans are subject to the risk that the Borrower may not find permanent financing to replace the bridge loan. This could damage the Borrower's perceived creditworthiness.

COLLATERAL IMPAIRMENT

      Collateral impairment is the risk that the value of the collateral for a loan will fall. The Fund expects to invest in collateralized loans, loans secured by other things of value the Borrower owns.

      Loans are secured unless:

      (a) The value of the collateral declines below the amount of the Loan, or

      (b) The Fund's security interest in the collateral is invalidated for any reason by a court, or

      (c) The collateral is no longer required under the terms of the Loan Agreement as the creditworthiness of the Borrower improves.

      There is no guarantee that the sale of collateral would allow Borrowers to meet their obligations should they become unable to repay principal or interest, or that the collateral could be sold quickly and easily.

      The value of the collateral will be set using several criteria:

      o     The Borrower's financial statements,

      o     An independent appraisal,

      o     The market value of the collateral, and

      o     Other customary techniques chosen by Stanfield

      Collateral is valued generally with the understanding that the Borrower is an ongoing concern. As a result, the value of the collateral may exceed its immediate liquidation value.

      Collateral may include:

      (a)   Working capital assets, such as accounts receivable and inventory,

      (b)   Tangible  fixed  assets,  such  as  real  property,   buildings  and
            equipment,

      (c) Intangible assets, such as licenses, trademarks and patent rights (but excluding goodwill),

      (d) Security interests in shares of stock of subsidiaries or affiliates, and

      (e) Assets of shareholders of the Borrower, if the Borrower is private company.

      If the collateral is the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value.

      Any type of decline in the value of collateral could cause the Loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

      If a Borrower becomes involved in bankruptcy proceedings, a court may decide that the Loan does not require repayment through the sale of collateral and may even determine that other obligations be repaid first. Other things could occur, including errors in paperwork, which could invalidate the Fund's security interest in Loan collateral. If this occurs, the Fund is unlikely to recover the full amount of the principal and interest due on the Loan.

      Loans may be unsecured for brief periods if a Borrower's principal asset is the stock of a related company which may not legally be pledged, until this stock can be pledged or is exchanged for other assets.

INVESTMENTS IN LOWER QUALITY SECURITIES


      The Fund may invest all or nearly all of its assets in Loans or other securities that are rated below investment grade by Moody's, similarly rated by another nationally recognized statistical rating organization, or, if unrated, deemed by Stanfield to be of equivalent quality.


      Debt rated Baa or higher by Moody's is considered to be investment grade. Moody's considers debt rated Baa by Moody's to have speculative characteristics. Moody's considers debt rated Ba or B to be predominantly speculative regarding the issuer's ability to pay interest and repaying principal. Moody's also uses the numerical modifiers 1, 2 and 3 to indicate where in the generic rating classification a particular security ranks, with 1 being the highest and 3 the lowest.

      These ratings of debt securities represent the rating agency's opinion regarding their quality; they are not a guarantee of quality. Rating agencies try to evaluate the safety of principal and interest payments, they do not take into consideration the risks of fluctuations in market value. Because rating agencies may not change ratings quickly in response to company changes, an issuer's current financial condition may be better or worse than a rating indicates. Securities rated Ba and lower are the equivalent of high-yield, high-risk bonds, commonly known as "junk bonds," and involve a high degree of risk. They are generally more vulnerable to economic downturns or developments affecting the Borrower. Stanfield does not expect to invest in any securities rated lower than B3 at the time of investment. See Appendix A to the Statement of Additional Information "Description of Ratings" for a full description of Moody's long-term debt ratings. In the event of a downgrade or decrease in the rating of a Loan, Stanfield will consider whether to sell that Loan.

      Typically, the market values of lower-quality loans change in response to company changes more than higher quality loans. Higher quality loans react primarily to fluctuations in the general level of interest rates. Also, lower-quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher-quality securities.

NON-DIVERSIFICATION AND INDUSTRY CONCENTRATION

      The Fund is classified as a "non-diversified" investment company within the meaning of the 1940 Act. This means that the only limits on the amount the Fund may invest in a single issuer are the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" in the Statement of Additional Information for a description of these requirements. The Fund plans to invest no more than 10% of its assets in Loans of any one Borrower.

      When the Fund chooses to invest a high percentage of its assets in the obligations of just a few issuers, the value of the Fund's investments can react more significantly to any one event than the value of a fund that is more diversified.

      The Fund may acquire Loans made to Borrowers in any industry. The Fund will not concentrate its investments in any one industry. However, because the Fund may buy loans through intermediaries who may be legally considered issuers, the Fund may be deemed concentrated in the financial services industry. Because this is so, the Fund is subject to certain risks. Some of the risks related to financial services include regulatory controls and legislative changes that may limit lending or make it riskier or less profitable, and general financial and economic conditions. See "Investment Restrictions" in the Statement of Additional Information.

ILLIQUID INSTRUMENTS

      Not all Loans are easy to sell because of legal and contractual restrictions. Although Loans are traded among certain financial institutions, some of the Loans that the Fund buys are not as liquid, or saleable, as typical investment grade debt and may be considered illiquid. It may be more difficult to sell Loans where the creditworthiness of the Borrower has changed, or is thought to have changed. Reselling loans may also become more difficult with market changes or other concerns about Borrowers' ability to repay loans in general.

      This illiquidity may affect the Fund's ability to maintain its net asset value if Loans must be sold. Over time, the liquidity of Loans should improve.

      SEC rules and Board of Directors procedures require the Fund to maintain enough liquidity to make its monthly Repurchase Offers, generally expected to be 10% of outstanding shares, but there are no other liquidity restrictions. See "Repurchase Offers."

BORROWING BY THE FUND

      The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance Repurchase Offers, or for temporary, extraordinary or emergency purposes. Although it currently does not intend to, the Fund also may issue one or more series of preferred shares or borrow money to finance additional investments but only when it believes that the return will exceed the costs of this strategy. If costs do exceed returns, the return realized by the Fund's shareholders will be adversely affected. While borrowing and issuing a class of preferred stock having priority over the Fund's common shares create an opportunity for greater income per common share, it also involves increased exposure to losses. These risks may be reduced through borrowing and preferred stock with floating rates of interest. Borrowing may also limit the Fund's freedom to pay dividends or engage in other activities.

      The Fund has established an unsecured, discretionary credit facility (the "Facility") to partially finance Repurchases. The Facility allows the Fund to borrow up to an aggregate of $20,000,000 or 20% of the Fund's net assets minus monies borrowed, whichever is less, on an unsecured, uncommitted basis. This Facility has a floating interest rate.

      Under the 1940 Act, the Fund may only borrow money provided that right after borrowing, the Fund has assets that equal 300% of the total outstanding principal balance of indebtedness. Also, the 1940 Act requires that the Fund may only declare dividends or distributions or purchase capital stock provided that right after doing so, the Fund has assets that equal 300% of total principal balance of debt.

      If the Fund cannot make distributions as a result of these requirements the Fund may no longer qualify as a regulated investment company and could be required to pay additional taxes. The Fund may also be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the required asset below what is required.

      The Fund's willingness to borrow money for investment purposes, and the amount it will borrow, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a borrowing strategy depends on Stanfield's ability to predict correctly interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

      Any indebtedness issued by the Fund or borrowing by the Fund either:

      (a) will mature by the next Repurchase Request Date (as defined below under "Repurchase Offers") or

      (b) Can be redeemed, called or repaid by the Fund by the next Repurchase Request Date without penalty or premium, if that is necessary to allow the Fund to repurchase shares as required by the Board of Directors and the 1940 Act.

LIMITED AVAILABILITY OF LOANS

      Investment in Loans that meet the Fund's standards may be subject to limited availability. There is risk that the Fund may not be able to invest 80% or more of its assets in Loans. There may be fewer loans available for investment that meet the Fund's credit standards, particularly in times of economic downturns. Also, lenders or agents may have an incentive to market the less desirable Loans to investors such as the Fund while retaining attractive Loans for themselves. This would reduce the amount of attractive investments for the Fund. If market demand for Loans increases, the interest paid by Loans that the Fund holds may decrease.

ILLIQUIDITY OF FUND SHARES

      The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares on any national securities exchange or arrange for their quotation on any over-the-counter market. The Fund's shares are not readily marketable, and you should consider them to be illiquid. For these reasons, the Fund will conduct monthly offers to repurchase a percentage of its outstanding shares, which we generally expect will be 10%, subject to any applicable Early Withdrawal Charge. There is no guarantee that you will be able to sell all the shares that you want to sell during a Repurchase Offer. See "Repurchase Offers" and "How to Buy Fund Shares," below.

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                                REPURCHASE OFFERS
--------------------------------------------------------------------------------

      In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage of outstanding shares at net asset value ("Repurchase Offers"). For this purpose, all classes of shares of the Fund are considered as a single class. Because the Fund is a closed-end fund, you will not be able to redeem your shares on a daily basis.

      As explained in more detail below, the "Repurchase Request Date" will be the last business day of each month. Under normal circumstances, we expect that the Fund will determine the net asset value applicable to repurchases on that date. The Fund expects to distribute payment on the next business day, and will distribute payment on or before the Repurchase Payment Deadline, which is no later than five business days (or seven calendar days, whichever period is shorter) after the Pricing Date. Shareholders will be sent notification of the next Repurchase Offer 7 to 14 days prior to the next Repurchase Request Date. It is unlikely that a secondary market for the Fund's shares will develop, and the Distributor will not engage in any efforts to develop a secondary market.

      At various times, the Fund may be requested to repurchase shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a repurchase amount until such time as good payment (e.g. cash or certified check drawn on a United States bank) has been collected, which will not exceed 15 days from the date of receipt of payment.

REPURCHASE AMOUNT

      Each month, the Fund's Board of Directors will determine the percentage of shares to be repurchased ("Repurchase Amount"). We expect that the Repurchase Amount generally will be 10%, but it may vary between 5% and 25%, of shares outstanding on the Repurchase Request Date. Currently, the Fund is subject to an undertaking that the Repurchase Amount will not exceed 10%.

      There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. In other words, if, in the aggregate, only one share is tendered in a given month, the Fund must repurchase it. However, there is a maximum Repurchase Amount, so you should be aware of the risk that the Fund may not be able to repurchase all shares tendered in any given month. See "Oversubscribed Repurchase Offers; Pro Rata Allocation."

REPURCHASE REQUESTS

      Shareholders will be sent a Notification of Repurchase Offer ("Notification") 7 to 14 days before the next Repurchase Request Date. The Notification will provide information about the Repurchase Offer, including the Repurchase Amount, the Repurchase Request Date, and the means by which shareholders may obtain the Fund's net asset value.

      Shareholders who wish to tender shares for repurchase must notify the Fund or their Authorized Intermediary on or before the Repurchase Request Date in a manner designated by the Fund. THE REPURCHASE REQUEST DATE IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. Shareholders and Authorized Intermediaries that fail to submit Repurchase Requests in good order by this deadline will be unable to liquidate shares until a subsequent Repurchase Offer.

      A shareholder may tender all or a portion of his or her holdings (although the Fund may not be able to repurchase the shareholder's entire tender if aggregate tenders exceed the Repurchase Amount (as discussed further below)). A repurchase of $100,000 or more requires a signature guarantee. A shareholder may withdraw or change a Repurchase Request at any point before the Repurchase Request Date, but not after that date.

DETERMINATION OF REPURCHASE PRICE


      The Fund will establish the Repurchase Price at a share's net asset value as determined after the close of business on the Pricing Date. Under normal circumstances, we expect that the Pricing Date generally will be the Repurchase Request Date. In no event will the Pricing Date be more than three business days after the Repurchase Request Date. The Fund will compute net asset value daily (as described under "Valuing Fund Shares"), and you may obtain the day's net asset value by calling 800-858-8850.


      The Fund does not presently intend to deduct any repurchase fees from this amount (other than any applicable Early Withdrawal Charge). However, in the future, the Board of Directors may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will never exceed two percent of the proceeds of the repurchase and will be charged to all repurchased shares on a pro rata basis. It should be noted that the Board may implement repurchase fees without a shareholder vote.

PAYMENT

      The Fund expects to distribute payment on the next business day after the Pricing Date; in any event, the Fund will pay repurchase proceeds no later than the Repurchase Payment Deadline, which is five business days (or seven calendar days, whichever is shorter) after the Pricing Date. Repurchase proceeds will be paid by wire transfer or check.

EARLY WITHDRAWAL CHARGE

      Class B Shares are subject to an Early Withdrawal Charge of 3% during the first year after purchase, and declining to 2.5% after the first year, 2.0% after the second year, 1.0% after the third year, and 0% after the fourth year. Class C Shares are subject to an Early Withdrawal Charge of 1% during the first year after purchase.

OVERSUBSCRIBED REPURCHASE OFFERS; PRO RATA ALLOCATION

      In any given month, shareholders may tender a number of shares that exceeds the Repurchase Offer Amount (this prospectus refers to this situation as an "Oversubscribed Repurchase Offer"). In the event of an Oversubscribed Repurchase Offer, the Fund may repurchase additional shares in excess of 10% but only up to a maximum aggregate of two percent of the shares outstanding for any three consecutive Repurchase Offers ("Additional Repurchase Amount"). For example, if in Month 1 the Fund offers to repurchase 10% of shares then outstanding, and shareholders tender 11%, the Fund could determine to repurchase the extra 1% of shares then outstanding. In that event, over the next two repurchase offers, the Fund only would be able to repurchase an aggregate of 1% of shares outstanding pursuant to an Oversubscribed Repurchase Offer. If the Fund determines not to repurchase the Additional Repurchase Amount, or if shareholders tender an amount exceeding the Repurchase Offer Amount plus the Additional Repurchase Amount, the Fund will repurchase the shares tendered on a pro rata basis.

      In the event of an Oversubscribed Repurchase Offer, shareholders may be unable to liquidate some or all of their investment during that monthly Repurchase Offer. A shareholder may have to wait until a later month to tender shares that the Fund is unable to repurchase, and would be subject to the risk of net asset value fluctuations during this time period.

ADOPTION OF REPURCHASE POLICY

      The Board has adopted a resolution setting forth the Fund's fundamental policy to conduct Repurchase Offers ("Repurchase Policy"). The Repurchase Policy may be changed only by a majority vote of the Fund's outstanding voting securities as defined in the 1940 Act. The Repurchase Policy states that the Fund will make monthly Repurchase Offers, that the Repurchase Date will be the last business day of the month, and that the Pricing Date will be no later than three business days after the Repurchase Request Date. Under the Repurchase Policy, the Repurchase Amount may be from 5% to 25% of the Fund's shares outstanding on the Repurchase Request Date. The Fund's undertaking to limit the Repurchase Amount to 10% is not part of the Repurchase Policy and may be changed without a shareholder vote. The Fund also may offer to repurchase its shares on a discretionary basis, not pursuant to its fundamental policy, not more frequently than once every two years.

LIQUIDITY REQUIREMENTS

      The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100 percent of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Date and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

      The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the Repurchase Policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

      The Fund intends to satisfy the liquidity requirements with cash on hand, cash raised through borrowings, and Loans. There is some risk that the need to sell Loans to fund Repurchase Offers may affect the market for those Loans. In turn, this could diminish the Fund's net asset value.

SUSPENSION OR POSTPONEMENT OF A REPURCHASE OFFER

      The Fund may suspend or postpone a Repurchase Offer in limited circumstances, and only by vote of a majority of the Board of Directors, including a majority of the independent Directors. These circumstances are limited and include the following:


      (a) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;


      (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;


      (c) for any other periods that the Commission permits by order for the protection of shareholders;


      (d) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association (e.g., Nasdaq) and the repurchase would cause the shares to lose that status; or

      (e) during any period in which any market on which the shares are principally traded is closed, or during any period in which trading on the market is restricted.

CONSEQUENCES OF REPURCHASE OFFERS

      Although the Board believes that Repurchase Offers generally will be beneficial to the Fund's shareholders, repurchases will decrease the Fund's total assets and therefore have the possible effect of increasing the Fund's expense ratio. Furthermore, if the Fund borrows to finance repurchases, interest on that borrowing may reduce the Fund's net investment income. The Fund intends to offer new shares continuously, which may alleviate these potential consequences, although there is no assurance that the Fund will be able to secure new investments.

      Repurchase Offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic Repurchase Offers at net asset value may not alleviate such a discount.

      In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. See "Distributions and Taxes" for further information.

CHANGE OF NOTICE AND MONTHLY BOARD MEETING REQUIREMENTS

      Currently, the Fund's Board of Directors determines the amount of the Repurchase Offer once each month, and shareholders receive a notice before each Repurchase Offer, under rules of the Securities and Exchange Commission. The Fund may request approval from the Securities and Exchange Commission to make its determination and provide notice to its shareholders on a quarterly basis. If such approval is granted, then the Board would meet once each quarter to determine the amount of the next three Repurchase Offers, and you would receive one notice for those three Repurchase Offers.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The Board of Directors oversees the management of the Fund and elects its officers. The Fund's officers are responsible for the Fund's day-to-day operations.

ADVISORY ARRANGEMENTS


      AIG SunAmerica Asset Management Corp. ("SAAMCo") is the Fund's investment adviser.

      SAAMCo was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of AIG SunAmerica, Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. SAAMCo provides investment advice and management services to mutual funds and private accounts. As of December 31, 2002, SAAMCo managed, advised or administered assets of more than $31.5 billion. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.


      Pursuant to its investment advisory agreement ("Advisory Agreement") with the Fund, SAAMCo oversees the administration of certain aspects of the business and affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. SAAMCo monitors the compliance of the subadviser with the investment objective and related policies of the Fund, reviews the performance of the subadviser, and reports periodically on such performance to the Board of Directors. SAAMCo permits its directors, officers and employees to serve as directors or officers of the Fund, without cost to the Fund.


      The Fund will pay SAAMCo a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: .85% on the first $1 billion; .80% on the next $1 billion; and .75% thereafter. SAAMCo has voluntarily agreed to waive a portion of its advisory fee or reimburse the Fund to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.45% of average daily net assets for Class A and Class B shares, 1.50% of average daily net assets for Class C shares and 1.25% of average daily net assets for Class D shares of the Fund. SAAMCo may terminate these waivers and/or reimbursements at any time.

      Stanfield has been retained by SAAMCo as the subadviser to the Fund to manage the investment and reinvestment of the Fund's assets. Stanfield is located at 430 Park Avenue, 11th Floor, New York, New York 10022. Stanfield, a New York limited liability company, is an independent, management controlled company dedicated to credit-based investment strategies. Stanfield was formed in February 1998 by a team of investment professionals with strong high yield bank loans and high yield bond management capability. Since 1990, the investment professionals of Stanfield have managed assets aggregating more than $10 billion. As of March 31, 2003, Stanfield's total assets under management were approximately $8 billion.


      Pursuant to the investment subadvisory agreement ("Subadvisory Agreement") between SAAMCo and Stanfield, Stanfield selects the investments made by the Fund and establishes and applies credit standards applicable to the Fund's investments in Loans. See "Investment Policies." As compensation for its services as subadviser, Stanfield receives from SAAMCo an annual fee paid monthly equal to the following percentage of average daily net assets less monies borrowed, based on the size of the Fund: 0.25% for the first $1 billion of average daily net assets less monies borrowed; 0.20% for average daily net assets less monies borrowed of more than $1 billion. For further information, see "Advisory, Administration and Distribution Services" in the Statement of Additional Information.

      The Advisory and Subadvisory Agreements were approved by the Board of Directors and will be continued from year to year so long as the continuance is approved at least annually (a) by the vote of a majority of the Fund's Directors who are not "interested persons" of the Fund or SAAMCo (or Stanfield in the case of the Subadvisory Agreement) cast in person at a meeting specifically called for the purpose of voting on such approval and (b) by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding Fund shares. The Advisory and Subadvisory Agreement will terminate automatically in the event of their assignment. Each agreement may be terminated at any time without penalty on sixty (60) days' notice by the Directors or SAAMCo, or, in the case of the Subadvisory Agreement, by Stanfield, as well.

PORTFOLIO MANAGEMENT

      Since July 2001, investment decisions for the Fund are made by a team headed by Christopher E. Jansen. Prior to co-founding Stanfield in February 1998, Mr. Jansen was with Chancellor Senior Secured Management, Inc. (now INVESCO Senior Secured Management, Inc.) from 1990 to February 1998, where he was a senior bank loan portfolio manager and credit analyst.

ADMINISTRATION AGREEMENT

      SAAMCo acts as the Fund's administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, SAAMCo is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. SAAMCo reserves the right to delegate all or a part of its obligations under the Administration Agreement to a third party. Any delegation of administrative duties will not affect the administration fee paid by the Fund.

      Services provided by the administrator include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Directors' and shareholders' meetings, providing services in connection with Repurchase Offers, and other administrative services necessary to conduct the Fund's business. In return for these services, facilities and payments, the Fund pays SAAMCo an annual fee paid monthly equal to 0.40% annually of the average daily net assets minus monies borrowed of the Fund as compensation under the Administration Agreement.

CUSTODIAN & TRANSFER AGENT

      State Street Bank and Trust Company acts as custodian for the Fund and serves as transfer and dividend paying agent. Its principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

FUND COSTS AND EXPENSES

      The Fund is responsible for all of its costs and expenses not expressly stated to be payable by SAAMCo under the Advisory Agreement or the Administration Agreement, or by Distributor under its Distribution Agreement. See "Advisory, Administration and Distribution Services" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               VALUING FUND SHARES
--------------------------------------------------------------------------------


      The Fund values its shares once on each day the New York Stock Exchange ("NYSE") is open for trading as of the close of regular trading on the exchange. The Net Asset Value ("NAV") also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. The Fund is informed that, as of the date of this prospectus, the NYSE observes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund's net asset value per share is determined by State Street Bank & Trust Company (as agent for the Fund) in the manner authorized by the Fund's Board of Directors. State Street Bank & Trust Company also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund's assets.


      The net asset value of the shares of each class of the Fund is calculated separately. In determining the net asset value of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to SAAMCo, are accrued daily.


      Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, loans for which an active secondary market exists to a reliable degree in the opinion of Stanfield will be valued at the mean of the last available bid and asked price in the market for such loans, as provided by a Board approved loan pricing service.


      Loans for which an active secondary market does not exist to a reliable degree in the opinion of Stanfield will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, Stanfield will consider, among other factors, (a) the creditworthiness of the Borrower and any Intermediate Participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

      Other portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Positions in options are valued at the last sale price on the principal trading market for the option. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuation. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, or liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      The Fund seeks to provide an effective yield that is higher than other short-term instrument alternatives. From time to time, the Fund may include its current and/or effective yield based on various specific time periods. Yields will fluctuate from time to time and are not necessarily representative of future results.

      The current yield is calculated by annualizing the most recent monthly distribution (i.e., multiplying the distribution amount by 365/31 for a 31 day month) and dividing the product by the current maximum offering price. The effective yield is calculated by dividing the current yield by 12 and adding 1. The resulting quotient is then taken to the 12th power and reduced by 1. The result is the effective yield.

      On occasion, the Fund may compare its yield to: (a) LIBOR, quoted daily in the Wall Street Journal, (b) the CD Rate as quoted daily in the Wall Street Journal as the average of top rates paid by major New York banks on primary new issues of negotiable CDs, usually on amounts of $1 million or more, (c) the
Prime Rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (d) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (e) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (f) yield data published by Lipper Analytical Services, Inc., (g) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (h) the yield on an index of loan funds comprised of all continually offered closed-end bank loan funds, as categorized by Lipper (the "loan fund index"). In addition, the Fund may compare the Prime Rate, the Donoghue's averages and the other yield data described above to each other. Yield comparisons should not be considered indicative of the Fund's yield or relative performance for any future period.

      Advertisements and communications to present or prospective shareholders also may cite a total return for any period. Total return is calculated by subtracting the net asset value of a single purchase of shares at a given date from the net asset value of those shares (assuming reinvestment of distributions) on a later date. The difference divided by the original net asset value is the total return. The Fund may include information about the total return on the loan fund index, and compare that to the total return of the Fund and other indices.


      All dividends and distributions are assumed to be reinvested in additional shares of the Fund at net asset value. Therefore, the calculation of the Fund's total return and effective yield reflects the effect of compounding. The calculation of total return, current yield and effective yield does not reflect the amount of any shareholder income tax liability, which would reduce the performance quoted. If the Fund's fees or expenses are waived or reimbursed, the Fund's performance will be higher. Finally, the Fund may include information on the history of the Fund's net asset value per share and the net asset value per share of the loan fund index, including comparisons between them, in advertisements and other material furnished to present and prospective shareholders. Information about the performance of the Fund or other investments is not necessarily indicative of future performance and should not be considered a representation of what an investor's yield or total return may be in the future.

--------------------------------------------------------------------------------
                             MULTIPLE PRICING SYSTEM
--------------------------------------------------------------------------------


      The Fund's Multiple Pricing System permits you to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time you expect to hold the shares. Each class of the Fund has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. The discussion below assumes you are not purchasing shares under a fee based investment advisory program (such as a "wrap" program) or agency commission program and are not a CypressTree Investor and, except for Class D, summarizes the primary distinctions between the classes of the Fund's shares.


      CLASS B SHARES. Class B shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 3% during the first year after purchase, and declining to 2.5% after the first year, 2.0% after the second year, 1.0% after the third year, and 0% after the fourth year. See "Early Withdrawal Charge." In addition, Class B shares are subject to a service fee of up to 0.25%, and a distribution fee of up to 0.50% of average annual net assets. See "How to Buy Fund Shares" and "Distribution Expenses." Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Multiple Pricing System--Conversion Feature."

      CLASS C SHARES. Class C shares are offered for sale at net asset value without a front-end sales charge, but are subject to an Early Withdrawal Charge of 1% during the first year after purchase. See "Early Withdrawal Charge." Class C shares are subject to a service fee of up to 0.25%, and a distribution fee of up to 0.50% of average annual net assets. Class C shares do not have a conversion feature except that Class C shares purchased before August 18, 1999 ("Old Class C Shares") will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Multiple Pricing System--Conversion Feature." The higher ongoing distribution fees payable by Class C shares as a result of the lack of a conversion feature for Class C shares purchased on or after August 18, 1999 ("New Class C Shares") (or the longer time period for conversion for Old Class C Shares) would cause the Class C shares to have an overall higher expense ratio and to pay lower dividends than Class B shares. See "How to Buy Fund Shares" and "Distribution Expenses."


      CLASS A SHARES. Class A shares are available only upon conversion of Class B and Old Class C Shares. See "Multiple Pricing System--Conversion Feature." Class A shares are subject to a service fee of up to 0.25% of average annual net assets.

      REPURCHASE ORDER. If you tender your Class B or Class C shares for repurchase or exchange in one of the Fund's monthly repurchase offers, the shares will be repurchased in order of the date purchased, with the shares purchased earliest being repurchased first, unless you specifically request that specific shares be repurchased.

      CONVERSION FEATURE. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted and after that date will no longer be subject to the distribution fee. Conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from most of the burden of distribution-related expenses at such time as the shares have been outstanding for a duration sufficient for Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares.

      New Class C Shares do not have an automatic conversion feature. Old Class C Shares automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted and after that date will no longer be subject to a distribution fee.

      For purposes of the conversion of Class B and Old Class C shares to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Old Class C Shares, as the case may be, in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares or Old Class C Shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Old Class C Shares, as the case may be, in the sub-account will also convert to Class A shares. Class C shares purchased through the reinvestment of dividends and distributions paid on New Class C Shares purchased on or after August 18, 1999 will not convert to Class A shares.

      FACTORS FOR CONSIDERATION. The Fund's Multiple Pricing System is designed to provide you with the option of choosing the class of shares best suited to your individual circumstances and objectives. To assist you in evaluating the costs and benefits of purchasing shares of each class, the information provided under the captions "Fund Expenses" and "Example" sets forth the charges applicable to each class and illustrates an example of a hypothetical investment in each class of shares of the Fund.

      There are important distinctions among the classes of shares that you should understand and evaluate in comparing the options offered by the Multiple Pricing System. Class C shares are subject to the same ongoing service fee (0.25%) as Class B shares, but as a result of current voluntary fee waivers and reimbursements, service fees paid for Class B shares are 0.20% while service fees paid for Class C shares are 0.25%. Class B shares thus currently pay correspondingly higher dividends per share. Class C shares are subject to a lower Early Withdrawal Charge and an Early Withdrawal Charge for a shorter period of time (one year as opposed to four years) than Class B shares. Class B shares convert to Class A shares after approximately eight years whereas Class C shares that you purchase do not have a conversion feature. Class A shares are not subject to the distribution fee applicable to Class B and Class C shares, and, accordingly, may pay correspondingly higher dividends per share. Based on the fee waivers and reimbursements currently in effect, Class A shares would pay higher dividends per share than Class C shares.


      In light of these distinctions among the classes of shares, the decision as to which class of shares provides the most suitable investment for you depends on number of factors that you should weigh including (a) whether, at the time of purchase, you anticipate being subject to an Early Withdrawal Charge upon repurchase and (b) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class that are attributable to the accumulated distribution and service fees (and any applicable Early Withdrawal Charge) payable with respect to Class C shares and to Class B shares before their conversion to Class A shares. You should consult your investment representative for assistance in evaluating the relative benefits of the different classes of shares.


      The distribution and shareholder service expenses incurred by the Distributor in connection with the sale of shares will be paid from the ongoing distribution and service fees and from the proceeds of the Early Withdrawal Charges. Sales personnel of broker-dealers distributing the Fund's shares and any other persons entitled to receive compensation for selling or servicing the Fund's shares may receive different compensation for selling or servicing one class of shares over another. You should understand that Early Withdrawal Charges and ongoing distribution and service fees are all intended to compensate the Distributor for distribution services. See "How to Buy Fund Shares--Distribution Expenses."


      Dividends paid by the Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. See "Distributions."

      The Directors of the Fund have determined that currently no conflict of interest exists between the classes of shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

--------------------------------------------------------------------------------
                             HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------

INTRODUCTION

      The Fund offers Class B shares and Class C shares to the general public, sold without a front-end sales charge, but subject to an Early Withdrawal Charge. See "Multiple Pricing System" for a discussion of factors to consider in selecting which class of shares to purchase.

      The Fund's Class D shares are available only to investors participating in fee based investment advisory program (such as a "wrap" program) or agency commission programs offered by financial planners and investment advisers that have a special arrangement with the Distributor or to CypressTree Investors. Class D shares are sold without a front-end sales charge and no Early Withdrawal Charge.

      Class A shares are available only through a conversion of Class B shares. Class B shares automatically convert into Class A shares eight years after purchase.

      Shares are offered continuously for sale through securities dealers and banks that have executed a Selling Agreement with Distributor. Certain states require that purchases of shares of the Fund be made only through a broker-dealer registered in the state.

      The initial purchase of any class of shares must be at least $5,000. The minimum for subsequent investments is $500. There is a $100 minimum initial and a $50 subsequent investment requirement for purchases made in connection with tax-sheltered retirement accounts.

      When purchasing shares, you must specify whether the purchase is for Class B, Class C or Class D shares.



BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Fund on your behalf.


BUYING SHARES THROUGH THE FUND

OPENING AN ACCOUNT


BY CHECK
--------------------------------------------------------------------------------


      o Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a SunAmerica Money Market Fund or SunAmerica Municipal Money Market Fund check.

      o Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

               (via regular mail)
               AIG SunAmerica Mutual Funds
               c/o NFDS
               P.O. Box 219186
               Kansas City, Missouri 64121-9186

               (via Express, Certified and Registered Mail)
               AIG SunAmerica Mutual Funds
               c/o NFDS
               330 W. 9th Street
               Kansas City, Missouri 64105-1514


      o     All purchases must be in U.S. dollars.  Cash will not be accepted. A
            $25.00  fee  will  be  charged  for  all  checks   returned  due  to
            insufficient funds.


ADDING TO AN ACCOUNT


BY CHECK
--------------------------------------------------------------------------------


      o Make out a check for the investment amount, payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a SunAmerica Money Market Fund or SunAmerica Municipal Money Market Fund check.


      o Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

      o Indicate the Fund and account number in the memo section of your check.

      o Deliver the check and your note to your broker or financial advisor, or mail them to:


              (via regular mail)
              Retirement and Non-Retirement Accounts:
              AIG SunAmerica Mutual Funds
              c/o NFDS
              P.O. Box 219373
              Kansas City, Missouri 64121-9373

              (via Express, Certified and Registered Mail)
              AIG SunAmerica Mutual Funds
              c/o NFDS
              330 W. 9th Street
              Kansas City, Missouri 64105-1514

OPENING AN ACCOUNT

BY WIRE
--------------------------------------------------------------------------------

      o Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

      o Obtain your account number by calling Shareholder Services at 1-800-858-8850.

      o     Instruct your bank to wire the amount of your investment to:

              State Street Bank & Trust Company
              Boston, MA
              ABA #0110-00028
              DDA # 99029712
              ATTN: (Name of Fund and Share Class)
              FBO:  (Account Number and Name in which the Account is Registered)

      Your bank may charge a fee to wire funds.


ADDING TO AN ACCOUNT

BY WIRE
--------------------------------------------------------------------------------

      o     Instruct your bank to wire the amount of your investment to:

              State Street Bank & Trust Company
              Boston, MA
              ABA #0110-00028
              DDA # 99029712
              ATTN: (Name of Fund and Share Class)
              FBO:  (Account Number and Name in which the Account is Registered)

      Your bank may charge a fee to wire funds.


EXCHANGE PRIVILEGES


      Shareholders of the Fund are offered certain exchange privileges with shares of an equivalent class of certain funds (each, a "SunAmerica fund") distributed by AIG SunAmerica Capital Services, Inc. All exchanges are subject to applicable minimum investment requirements. Prospectuses describing these funds can be obtained from the Distributor.

      EXCHANGE OF SUNAMERICA SENIOR FLOATING RATE FUND CLASS B AND CLASS C SHARES FOR SUNAMERICA FUND SHARES. Class B and Class C shareholders of the Fund whose shares are repurchased in a Monthly Repurchase Offer may exchange their shares of the Fund for Class B or Class II shares, respectively, of SunAmerica funds. Exchanges will be at relative net asset value, without the imposition of any front end sales charge.


      No Early Withdrawal Charge will be imposed on shares of the Fund making such an exchange. However, Class B and Class C shareholders will be subject to a contingent deferred sales charge ("CDSC") on any SunAmerica fund shares acquired. The CDSC schedule in effect at the time the Fund shares were purchased will continue to apply after the exchange. The time of purchase for computing the CDSC period will include the time since the initial purchase of Fund shares.


      EXCHANGE OF SUNAMERICA SENIOR FLOATING RATE FUND CLASS D SHARES FOR SUNAMERICA FUND SHARES. Class D shareholders of the Fund whose shares are repurchased in a Monthly Repurchase Offer may exchange those shares for Class A shares of certain SunAmerica funds. Exchange will be at relative net asset value, without the imposition of any front end sales charge.

      EXCHANGE OF SUNAMERICA FUND SHARES FOR SUNAMERICA SENIOR FLOATING RATE FUND SHARES. Shareholders of the SunAmerica funds will not be able to exchange their shares for shares of the SUNAMERICA SENIOR FLOATING RATE FUND.


GENERAL INFORMATION


      Exchanges are generally regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. If the exchanged shares were acquired within the previous 90 days, the gain or loss may have to be computed without regard to any sales charges incurred on the exchanged shares (except to the extent those sales charges exceed those sales charges waived in connection with the exchange). See "Taxes." Exchanges will occur on the same day as requested with respect to exchanges into the Fund, and on the Repurchase Payment Date with respect to exchanges out of the Fund. The terms of the foregoing exchange privilege are subject to change and the privileges may be terminated at any time. The exchange privilege is available only where the exchange may be made legally.

      By mail--an exchange will be honored by receipt of the tender offer to the Fund if signed by all registered owners of the account. The transaction will receive the price of the last business day of the month.


SHARE PRICE

      CLASS B SHARES. Class B shares are offered for sale at net asset value without a front-end sales charge. Class B shares repurchased within four years of purchase are subject to an Early Withdrawal Charge at the rates set forth in the table below. See "How to Buy Fund Shares--Early Withdrawal Charge."

      First Year .....................................................      3.0%
      Second Year .....................................................     2.5%
      Third Year ......................................................     2.0%
      Fourth Year .....................................................     1.0%
      After Fourth Year                                                     0.0%

      The Early Withdrawal Charge may be waived on certain repurchases of shares. See "How to Buy Fund Shares--Waiver of Early Withdrawal Charge."

      CLASS C SHARES. Class C shares are offered for sale at net asset value without a front-end sales charge. Class C shares are subject to an Early Withdrawal Charge of 1% during the first year after purchase. See "How to Buy Fund Shares--Early Withdrawal Charge."

      The Early Withdrawal Charge may be waived on certain repurchases of shares. See "How to Buy Fund Shares--Waiver of Early Withdrawal Charge."

      CLASS D SHARES. Class D shares are offered for sale at net asset value without a front-end sales charge and no Early Withdrawal Charge. Class D shares are only available to investors participating in a fee based investment advisory program (such as a "wrap" program) or agency commission programs offered by investment advisers and financial planners that have a special agreement with the Distributor or CypressTree Investors.

EARLY WITHDRAWAL CHARGE

      The Early Withdrawal Charge is assessed on an amount equal to the lesser of the net asset value at repurchase or the initial purchase price of the shares being repurchased. Solely for purposes of determining the amount of time from the purchase of shares until repurchase, all orders accepted during a month are aggregated and deemed to have been made on the last business day of that month.

      In determining the amount of the Early Withdrawal Charge that may be applicable to a repurchase, any shares in the shareholder's account that may be repurchased without charge will be assumed to be repurchased before those subject to a charge. In addition, if the Early Withdrawal Charge is determined to be applicable to repurchased shares, it will be assumed that shares held for the longest duration are repurchased first. No Early Withdrawal Charge is imposed on (a) amounts representing increases in the net asset value per share; or (b) shares acquired through reinvestment of income dividends or capital gains distributions.

WAIVER OF EARLY WITHDRAWAL CHARGE


      QUALIFIED RETIREMENT PLANS. The Early Withdrawal Charge may be waived in connection with repurchases from qualified retirement plans where AIG Federal Savings Bank (doing business as SunAmerica Trust Company) serves as a fiduciary in the case of (a) death or disability (as defined in section 72(m)(7) of the Code, as amended from time to time) of the participant in the retirement plan,
(b) required minimum distributions from the retirement plan due to attainment of age 70 1/2, (c) tax-free return of an excess contribution to the retirement plan, (d) retirement of the participant in the retirement plan, (e) a loan from the retirement plan (repayment of a loan, however, will constitute a new sale for the purposes of assessing Early Withdrawal Charge), (f) termination of employment of the participant in the plan (excluding, however, a partial or other termination of the retirement plan), and (g) the plan participant obtaining age 59 1/2.


      CERTAIN QUALIFIED PURCHASERS. The Early Withdrawal Charge will be waived for Class B and Class C Shares purchased by the following:

      (a) directors and officers of the Fund, and their immediate families (immediate family means the spouse, children, mother or father);

      (b) full-time employees and registered representatives of broker-dealers having Selling Agreements with Distributor ("Selling Broker"), and their immediate families (and any trust, pension, profit sharing or other benefit plan for the benefit of such persons);

      (c) full-time employees of a bank, savings and loan, credit union or other financial institution that uses a Selling Broker to clear purchases of Fund shares, and their immediate families;

      (d) SAAMCo, Stanfield and any of their affiliates, and any director, officer, full-time employee or sales representatives of these entities, and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons);

      (e) shareholders of other investment companies who invest in the Fund in response to certain promotional activities; and

      (f) investors whose purchase represents the proceeds from the redemption, within the preceding 60 days, of shares of any other load mutual fund (i.e., a mutual fund that deducts a sales charge from purchase payments or a contingent deferred sales charge upon redemption). When making a purchase pursuant to this provision, the selling dealer must so indicate on the Account Application. Only the initial purchase of shares is eligible for the waiver. All subsequent purchases will be subject to the Early Withdrawal Charge.

      We will waive the Early Withdrawal Charge for selling dealers which include the Class C share in "wrap fee programs" (i.e., advisory programs where the client is charged a specific fee not based directly upon transactions in the clients account for investment advisory services and execution of transactions). The selling dealer must indicate the wrap fee account use on the Account Application.


      OTHER WAIVERS. The Early Withdrawal Charge may be waived in connection with (a) repurchases made within one year of the shareholder's death or becoming legally disabled (individual and spousal joint tenancy accounts only), (b) repurchases effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than any applicable minimum account size.

      REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid an Early Withdrawal Charge when you sold your shares, we will credit your account with the dollar amount of the Early Withdrawal Charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).


DISTRIBUTION EXPENSES


      In addition to the Early Withdrawal Charge that may apply on repurchases of Class B and Class C shares, each class of shares is authorized under the Distribution Plan applicable to that class of shares (the "Class B Plan" and the "Class C Plan," and collectively, the "Plans") to use the assets attributable to that class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans allow for the payment by each class of shares of the Fund of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees described below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to service organizations for ongoing account services to shareholders and are similar to "service fees" as defined in Rule 2830(b)(9) of the Rules of Conduct of the NASD.


      Payments under the Plans are used primarily to compensate Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by Selling Agents. These services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Fund may reasonably request, provision to the Fund of such information, analyses and opinions with respect to marketing and promotional activities as the Fund may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executive or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities respectively, overhead and other office expenses of the Distributor or Selling Agents and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay Selling Agents directly and may provide directly the distribution services described above.

      The Distributor currently pays a trail commission to securities dealers with respect to accounts that those dealers continue to service as follows:
Class B shares--0% in the first year, 0.10% in the second year, 0.15% in the third year, and 0.20% in the fourth year and 0.25% annually each year after the fourth year; and Class C shares--0.75% annually (percentages are of net asset value). Trail commissions commence the 13th month after purchase. The trail commission payable following conversion of Class B and Old Class C shares to Class A shares will be in the amount of 0.25% annually.

      In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 2.5% of the amount of Class B shares purchased as a commission or transaction fee. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1.00% of the purchase price of Class C shares purchased through the securities dealer as a commission or transaction fee.

      The distribution and service fees attributable to the Class B and Class C shares are designed to permit an investor to purchase shares without the assessment of a front-end sales charge, and, with respect to the Class C shares, with the assessment of an Early Withdrawal Charge in the first year only, and at the same time permit the Distributor to compensate securities dealers with respect to those sales.

      The Distributor is authorized by each Plan to retain any excess of the fees it receives under the Plan over its payments to selected dealers and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor. Payments made under the Plans are subject to quarterly review by the Directors and the Plans are subject to annual review and approval by the Directors. In 2002, the Distributor received $74,654 for the distribution of Class B shares and $280,668 for the distribution of Class C shares. This amount is inclusive of expense reimbursements. Absent such reimbursements, the Fund is authorized to pay up to ..50% of average daily net assets for Class B and Class C shares.


      In adopting the Plans, the Directors determined that the adoption of the Plans is in the best interests of the Fund and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, and that the Plans are essential to, and an integral part of, the Fund's program for financing the sale of shares to the public.


      The Distributor is a broker/dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the NASD. The Distributor's address is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

      The Fund will indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor within the meaning of the 1940 Act against any losses, claims, damages or liabilities to which the Distributor or such controlling person may become subject, under the 1940 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or any other written sales material prepared by the Fund. The Distributor shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund resulting from willful misfeasance, bad faith or gross negligence, in the performance of its duties.


SUSPENSION OF SALES

      From time to time the Fund may suspend the continuous offering of its shares in response to market conditions in the securities markets or otherwise, and may later resume the continuous offering. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue reinvestments, and the Fund may permit tax sheltered retirement plans that own shares to purchase additional shares of the Fund. The Fund may refuse any order for the purchase of shares.

      The Fund is not an appropriate investment for investors who are market-timers. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize these costs, which reduce the ultimate returns achieved by all shareholders, the Fund reserves the right to reject any purchase orders from investors identified as market-timers.

CONSIDERATIONS FOR RETIREMENT PLAN INVESTORS

      Retirement plan investors should be aware of certain features of the Fund that may affect their decision as to whether the Fund is an appropriate investment for the retirement plan. Unlike shares of an open-end mutual fund, Fund shares are not redeemable on each day that the Fund is open for business; and unlike traditional closed end funds, shares of the Fund do not trade on any exchange and thus cannot readily be sold. Although the Fund has adopted a policy of Monthly Repurchase Offers, these Repurchase Offers may not provide shareholders with the degree of liquidity they desire or may require for tax purposes. Even during a Repurchase Offer, a shareholder may not be able to have all of the shares it wishes to tender be repurchased by the Fund. Moreover, shares repurchased may be subject to the Early Withdrawal Charge.

      The features described above could result in a retirement plan paying an Early Withdrawal Charge and/or not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets that are invested in the Fund.

      The Fund does not monitor retirement plan requirements for any investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      For additional information on any of the programs described in the following sections, you should contact the Fund or eligible securities dealers.

AUTOMATIC INVESTMENT PLAN

      Shareholders who open an account who wish to make subsequent monthly investments in the Fund may establish an Automatic Investment Plan as part of the initial Application or subsequently by submitting a Supplemental Account Application. The frequency with which the investments occur is specified by the shareholder. Participation in the Automatic Investment Plan may be discontinued at any time by the shareholder, or if a debit is not honored.

TRANSFER OF SHARES

      Shareholders may transfer Fund shares to family members and others at any time without incurring an Early Withdrawal Charge being imposed at that time. Shareholders should consult their tax adviser concerning transfers.

TELEPHONE TRANSACTIONS

      Shareholders are not permitted to request exchanges and/or repurchases by telephone.

PAYMENT


      Payment for shares repurchased will be made by federal wire or by mail as specified by the shareholder. Payment will normally be sent on the business day following the date of receipt of the request. Payment by wire to the shareholder's bank account must be in amounts of $1,000 or more. The Fund will assess a charge of $15 for wire transfers and banks may also assess charges for the transaction. Payments by mail may only be sent to an account address of record and may only be payable to the registered owner(s), unless the request is signature guaranteed.

      Most shares are kept in book entry form. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, for further information. You may sell or exchange certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.


HOW TO OBTAIN INVESTMENT INFORMATION


ACCOUNT MAILINGS:

      ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

      TRANSACTION   CONFIRMATIONS.   Generally   you  will  receive  an  account
confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

      IRS TAX FORMS. Every year you should also receive, if applicable, the IRS Form 1099 tax information statement, mailed by January 31st.

      These mailings apply to accounts opened through the Fund. Accounts opened through a broker-dealer firm will receive statements from that financial institution.

      PROSPECTUSES, ANNUAL, AND SEMI-ANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, Visit our web site at www.sunamericafunds.com, and select the "Go Paperless" hyperlink. (Note: this option is only available to accounts opened through the Fund.)


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                                 DISTRIBUTIONS
--------------------------------------------------------------------------------

      The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Fund.


      Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than 5 business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850 to change dividend and distribution payment options.


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                                      TAXES
--------------------------------------------------------------------------------


      The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Code. In any taxable year in which it so qualifies, the Fund will not be liable for federal income or excise taxes to the extent that it timely distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. (For a detailed discussion of tax issues pertaining to the Fund, see "Taxes" in the Statement of Additional Information.)

      Distributions paid by the Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of the shareholders to the extent of the Fund's earnings and profits. (Any such distributions in excess of the Fund's earnings and profits first will reduce a shareholder's basis in his or her shares and, after that basis is reduced to zero, will constitute capital gains to the shareholder, assuming the shares are held as a capital asset.) Distributions, if any, from the excess of net long-term capital gain over net short-term capital loss and designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders and will generally be subject to a maximum federal tax rate of 20%. Distributions will be taxed as described above, whether received by the shareholders in cash or in additional shares. It is not expected that any portion of distributions will be eligible for the corporate dividends-received deduction.


      Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the earlier year in which the dividend was declared.

      A holder of Fund shares who, pursuant to a Repurchase Offer, tenders all of his or her Fund shares (and any Fund shares the holder is considered to own pursuant to attribution rules contained in the Code) may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term--instead of short-term--capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if the shareholder acquires other Fund shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Different tax consequences may apply to tendering shareholders other than fully-tendering shareholders described in the previous paragraph and to non-tendering shareholders in connection with a Repurchase Offer. For example, if a shareholder tenders fewer than all shares owned by or attributed to him or her, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares tendered, the Fund's earnings and profits, and the shareholder's basis in the tendered shares. Moreover, when a shareholder tenders fewer than all shares owned pursuant to a Repurchase Offer, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution that is taxable to them in whole or in part. Shareholders should consult their tax advisors regarding any of these issues.

      The Fund has obtained an opinion of counsel (the "Opinion) (which opinion is not binding on the Internal Revenue Service) concluding that shareholders will not recognize gain or loss upon the conversion of Class B or Class C shares into Class A shares. The Opinion also concludes that a shareholder's basis in Class A shares received will equal his basis in the shares surrendered, and that the shareholder's holding period for the shares received will include his holding period for the shares surrendered.

      The Fund must withhold 30% from distributions and repurchase payments, if any, payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9, or who are otherwise subject to such "backup withholding." When establishing an account, an investor must certify under penalties of perjury that the investor's TIN (generally, his or her social security number) is correct and that the investor is not otherwise subject to backup withholding.

      Nonresident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% (or lower treaty rate) on distributions from ordinary income and from the excess of net short-term capital gain over net long-term capital loss. Distributions to such shareholders from the excess of net long-term capital gain over net short-term capital loss and any amount treated as gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. taxation, provided that the shareholder has certified nonresident alien status. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States or is present in the United States for specified periods of time during a taxable year. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.

      The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders, and is not intended as tax advice or to address a shareholder's particular circumstances. This discussion does not address non-federal tax consequences, or the special tax rules applicable to certain classes of investors, such as retirement plans, tax-exempt entities, insurance companies and financial institutions. For further information, reference should be made to the pertinent sections of the Code and the regulations promulgated or proposed thereunder, which are subject to change by legislative, judicial, or administrative action, either prospectively or retroactively. Investors are urged to consult their tax advisors regarding specific questions as to federal, state, local, or foreign taxes. The Fund does not provide any guarantee regarding the tax consequences of investing in the Fund.

--------------------------------------------------------------------------------
                              DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

      The Fund is a corporation organized under Maryland law. The Fund was incorporated on March 6, 1998. The Fund's Board of Directors is responsible for the overall management and supervision of its affairs.

      The Fund is authorized to issue 1 billion shares of common stock $0.01 par value per share. These shares are currently divided into four classes of shares, designated as Class A, Class B, Class C and Class D shares. All shares of common stock have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights (other than the automatic conversion rights of Class B and Old Class C Shares to convert to Class A shares under the Multiple Pricing System.) The per-share net asset value of each class of shares is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

      All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law, or where the matter involved affects only one class (for example matters pertaining to the plan of distribution relating to Class B shares will only be voted on by Class B shares). In accordance with the Fund's Articles of Incorporation, the Board of Directors may classify and reclassify unissued shares and may authorize the creation of additional classes of shares with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

      Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of directors.

      The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the 1940 Act.


      The following table sets forth information for each class of the Fund's authorized securities, as of December 31, 2002;

                          (1)                                   (2)                   (3)                 (4)
                                                                                                        AMOUNT
                                                                                                      OUTSTANDING
                                                                                AMOUNT HELD BY       EXCLUSIVE OF
                                                                             REGISTRANT OR FOR ITS   AMOUNT SHOWN
TITLE OF CLASS                                           AMOUNT AUTHORIZED          ACCOUNT              UNDER
--------------                                           -----------------   ---------------------   ------------
Class A ........................................        300,000,000 shares           None                      0
Class B ........................................        300,000,000 shares           None              3,632,467
Class C ........................................        300,000,000 shares           None              9,803,061
Class D ........................................        100,000,000 shares           None              1,712,115


      The Fund's Articles of Incorporation generally may not be amended without the affirmative vote of a majority of the outstanding shares of the Fund (or such greater vote as is described below under "Anti-Takeover Provisions"). The Fund will continue indefinitely.

ANTI-TAKEOVER PROVISIONS

      The Fund has certain anti-takeover provisions in its Articles of Incorporation that are intended to limit, and could have the effect of limiting, the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions, or to modify the Fund's structure.

      The affirmative vote or consent of the holders of two-thirds of the Fund's capital stock outstanding and entitled to vote on the matter (a greater vote than that required by the 1940 Act), is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. However, if two-thirds of the Board of Directors recommends conversion, the approval by vote of the holders of a majority of the outstanding shares entitled to vote on the matter will be sufficient. This provision of the Fund's Articles of Incorporation may not be amended without the affirmative vote or consent of two-thirds of the Fund's outstanding shares of capital stock.

      The affirmative vote or consent of the holders of at least three-fourths of the Fund's shares of capital stock outstanding and entitled to vote on the matter is required to approve any of the following Fund transactions (the "Transactions"):

      (a) merger, consolidation, or statutory share exchange with or into any person;

      (b) issuance of any Fund securities to any person for cash, securities, or other property having a fair market value of $1,000,000 or more, except for issuance or transfers of debt securities, sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan, issuance of securities on the exercise of any stock subscription rights distributed by the Fund, and portfolio transactions effected in the ordinary course of business;

      (c) sale, lease, exchange, mortgage, pledge, transfer, or other disposition by the Fund of any assets having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions conducted in the ordinary course of business;

      (d) voluntary liquidation or dissolution of the Fund, or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

      (e) unless federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Maryland or federal law.

      In addition, in the case of a Transaction listed in (a), (b) or (c) above, the affirmative vote or consent of the holders of at least two-thirds of the Fund's shares of capital stock outstanding and entitled to vote on the matter, excluding votes entitled to be cast by the person (or an affiliate of the person) who is a party to the Transaction with the Fund, is required.

      However, the shareholder votes mentioned above will not be required with respect to any Transaction (other than those set forth in (e) above) approved by a vote of three-fourths of the Continuing Directors, including a majority of the Continuing Directors (as defined in the Articles of Incorporation) who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of the shares of capital stock of the Fund outstanding and entitled to vote on the matter is required.


      The provisions of the Fund's Articles of Incorporation described in this section relating to approval of Transactions may not be amended without the affirmative vote or consent of three-fourths of the Fund's outstanding shares of capital stock. For the full text of these provisions, see the Articles of Incorporation on file with the Commission.


      The provisions described in this section will make it more difficult to convert the Fund to an open-end investment company and to consummate the Transactions without the approval of the Board of Directors. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices (in the event that a secondary market for the Fund shares develops) by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. However, the Board of Directors has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid to shareholders.

--------------------------------------------------------------------------------
                                   THE MERGER
--------------------------------------------------------------------------------


      On August 29, 2001, American International Group, Inc. ("AIG"), a Delaware corporation acquired American General Corp. (the "Merger") and American General Asset Management Corp. ("AGAM") and American General Funds Distributors, Inc. ("AGFD") became subsidiaries of AIG. Since AIG SunAmerica Asset Management Corp. ("SAAMCo") is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, SAAMCo replaced AGAM as the investment adviser to the Fund on November 16, 2001. Also as part of this restructuring, the Fund's name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund.

      Effective June 1, 2001, Stanfield Capital Partners LLC ("Stanfield") became the Fund's subadviser. Previously CypressTree Investment Management Company, Inc. ("CIMCO") had been subadviser to the Fund. Also, effective November 16, 2001, AIG SunAmerica Capital Services, Inc., an affiliate of
SAAMCo, became the principal underwriter and distributor for the Fund. Previously, AGFD served as principal underwriter and distributor for the Fund.


--------------------------------------------------------------------------------
                             REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The Fund will send semi-annual and annual reports to its shareholders. These reports will include financial statements which, in the case of the annual reports, will be audited by the Fund's independent certified public accountants. The Fund will provide shareholders with information necessary to prepare federal and state tax returns shortly after the end of each calendar year.

      To reduce expenses and to note our concern for the environment, we may deliver a single copy of most financial reports, proxy and information statements and prospectuses to investors who share an address, even if the accounts are registered under different names. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days. In most cases, we also will deliver account statements for all the investors in a household in a single envelope.

      The Fund will describe the Repurchase Policy in its annual report to shareholders. The annual report also will disclose the number of Repurchase Offers conducted each year, the amount of each Repurchase Offer, the amount tendered each month, and the extent to which the Fund repurchased shares in an Oversubscribed Repurchase Offer.

--------------------------------------------------------------------------------
              STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund ..................................................................    3
Investment Restrictions and Fundamental Policies ..........................    3
Repurchase Offer Fundamental Policy .......................................    5
Management ................................................................    6
Directors and Officers of the Fund ........................................    7
Advisory, Administration and Distribution Services ........................   12
Annual Board Approval of the Advisory and Subadvisory Agreements ..........   14
Portfolio Transactions ....................................................   16
Custodian .................................................................   18
Transfer Agent ............................................................   18
Waiver of CDSC ............................................................   18
Liquidity Requirements ....................................................   19
Taxes .....................................................................   19
Performance Information ...................................................   24
Indemnification ...........................................................   25
Independent Accountants and Financial Statements ..........................   26
Other Information .........................................................   26
Appendix A - Description of Ratings .......................................   27

                      [This Page Intentionally Left Blank]

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                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Fund and are available free of charge upon request:

      ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual reports also contain a written analysis of market conditions and investment strategies that significantly affected the Fund's performance during the last applicable period.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Fund's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Fund by contacting AIG SunAmerica Fund services, Inc. at 1-800-858-8850, by visiting our web site at www.sunamericafunds.com or by calling your broker or financial advisor.


Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Fund is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.


INVESTMENT COMPANY ACT

File No. 811-8727

DISTRIBUTED BY:


AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850

For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services Inc., including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.


WWW.SUNAMERICAFUNDS.COM
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                                                               AIG  SunAmerica
SFPRO-4/02                                                     ---  Mutual Funds